Prepaid Expenses and Other Current Assets - Prepaid Expenses and Other Current Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Prepaid expenses	$ 5,072	$ 4,717
Deposits	61	66
Interest receivable on marketable securities	238	717
Total prepaid expenses and other current assets	$ 5,371	$ 5,500